UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2016 (January 31, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As previously reported, on February 1, 2016, Alcoa Inc. (“Alcoa”) entered into an agreement (the “Agreement”) with Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and Elliott International Capital Advisors Inc., a Delaware corporation. In connection with the Agreement, on January 31, 2016, the Board of Directors (the “Board”) of Alcoa increased the size of the Board from 12 to 15 directors and appointed Ulrich (“Rick”) Schmidt, John C. Plant and Sean O. Mahoney to serve as directors of Alcoa, in each case effective as of February 5, 2016. Messrs. Mahoney, Schmidt, and Plant are appointed to the class of directors whose terms expire at the annual meeting of shareholders in 2016, 2017, and 2018, respectively. Messrs. Mahoney, Schmidt, and Plant will be appointed to serve on one or more Board committees at a later date.

Messrs. Mahoney, Schmidt, and Plant will receive compensation for their service on the Board consistent with that received by Alcoa’s other non-employee directors, as described on pages 16-19 of Alcoa’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2015. In addition, Alcoa will enter into an indemnity agreement with each of Messrs. Mahoney, Schmidt, and Plant, in the form approved in principle by Alcoa shareholders and which Alcoa has entered into with each of its directors to supplement the indemnification coverage provided by Alcoa’s Articles of Incorporation and By-Laws and the Pennsylvania Business Corporation Law. See the Form of Indemnity Agreement between Alcoa and individual directors or officers, incorporated by reference to exhibit 10(j) to Alcoa’s Annual Report on Form 10-K (Commission file number 1-3610) for the year ended December 31, 1987.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 31, 2016, the Board approved an amendment to Alcoa’s By-Laws, effective as of February 5, 2016. The amendment amends Article III, Section 1 of the By-Laws to increase the size of the Board from 12 to 15 directors.

The foregoing summary of the amendment to Alcoa’s By-Laws is qualified in its entirety by reference to the full text of the amended By-Laws attached hereto as Exhibit 3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

3	By-Laws of Alcoa Inc., as amended effective February 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

Date: February 4, 2016

EXHIBIT INDEX

Exhibit No.	Description

3	By-Laws of Alcoa Inc., as amended effective February 5, 2016.

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